                                                                EXHIBIT 10.16

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


INGRAM
MICRO


                               RESALE AGREEMENT


This Agreement ("Agreement") is by and between PC Connection ("PC Connection"), with its principal place of business at 528 Route 13 South, Milford, New Hampshire 03055 and Ingram Micro Inc. ("Ingram") excluding its subsidiaries, with its principal place of business at 1600 E. St. Andrew Place, Santa Ana, California 92705. This Agreement will include PC Connection's domestic locations only.

1.   Purpose

The purpose of this Agreement is to provide the terms and conditions for the purchase and resale by PC Connection and the sale by Ingram to PC Connection of various computer products including both hardware and software ("Product").

2.   Terms of Sale

All Product sales will be subject to Ingram's then current standard Sales Terms and Conditions published in its Comprehensive Catalog ("Catalog") at the time of purchase. Should Ingram's Catalog provisions conflict with this Agreement, the provisions of this Agreement will prevail. If authorization for resale is required by the publisher or manufacturer of any Product, then Ingram will not be obligated to sell such Product to PC Connection unless Ingram has received such required authorization.

3.   Ordering

A. PC Connection will compile, update, and provide Ingram with Product order information. The Product order information will include the: (i) Product SKU number(s), (ii) unit quantity, (iii) PC Connection price, (iv) the correct shipping address, and (v) the appropriate PC Connection account number (the account number will correspond with PC Connection's choice of credit line options provided in Section 7 of this Agreement). PC Connection personnel will identify, for each Product order, the ship-to destination as either PC Connection, PC Connection's customer, or to some other specified third party. Ingram will, subject to Product availability, use best efforts to fill and ship all Product orders placed by PC Connection within one (1) business day of order receipt.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


B. Ingram will accept orders over telephone, via the Computer Assisted Purchasing System("CAPS") or Electronic Data Interchange ("EDI"), only from those who identify themselves as PC Connection personnel and provide the Ingram customer number prior to placing the order. Ingram will have no obligation to confirm the validity of any order placed or the authority of the person placing an order in this manner. EDI transactions will be subject to the guidelines set forth in Exhibit B.

C. PC Connection may request, as a special order, Products not included in Ingram's inventory but carried by one of Ingram's vendors. Upon receipt of a request for special order Product ("Special Product"), Ingram will endeavor to include such Product in its inventory. Ingram will determine, at its sole discretion, the inventory stocking levels of Special Product and Whenever possible, Ingram will add additional SKU's to its existing vendor lines. Ingram's price to PC Connection for such Special Product will be in accordance with Section 5.B, unless otherwise specified in this Agreement.

D. In the event Ingram does not carry a vendor line that PC Connection requires, Ingram will make its best efforts to add the vendor to its Product offering. Ingram reserves the right to carry inventory only on those Products or vendor lines where PC Connection is able to provide accurate Product forecasting and has acquired the necessary vendor authorization for resale from the manufacturer. The price for any additional vendor lines will be calculated according to Section 5.B.

E. Ingram will provide an on-site Ingram Purchasing Support Representative at PC Connection's purchasing facility located in New Hampshire, for the purpose of assisting PC Connection with account management including, but not limited to, answering inquiries regarding price protection, Product allocation and other agreed upon inventory management programs.

F. To enable PC Connection to more efficiently allocate Product from Ingram, Ingram and PC Connection will work together to define and develop a Product ordering program, known as the "Scheduled Ship Program". Upon implementation, the Scheduled Ship Program will allow PC Connection to schedule orders with Ingram up to ******* days in advance of Product shipment and will enable Ingram to allocate Product for PC Connection ******** days before the expected ship date. To enable Ingram to meet its Scheduled Ship Program obligations, PC Connection will provide Ingram with accurate and timely inventory forecasts of PC Connection's high velocity Products on a weekly basis.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


G. Ingram and PC Connection agree to work together to further improve fill-rates and inventory turns, and will implement mutually beneficial operating efficiencies whenever possible.

4.   Electronic Data Interchange ("EDI")

A. Ingram will maintain a telecommunication line between PC Connection and Ingram's distribution center at Ingram's expense. In addition, Ingram will assist PC Connection in establishing an EDI link between PC Connection's New Hampshire location and Ingram's Williamsville, New York location.

B. PC Connection will be eligible for EDI development funds ("EDI Funds") up to ****** upon Ingram's approval of an EDI implementation plan to be developed by both parties. Ingram will provide EDI Funds for the purpose of assisting PC Connection with the development of EDI between Ingram and PC Connection.

C. PC Connection agrees to provide Ingram with accurate and verifiable documentation of its EDI development costs on a monthly basis. Ingram will reimburse PC Connection by check within the second month following the end of Ingram's fiscal quarter and upon Ingram's verification of PC Connection's reasonable and allowable EDI development costs.

D. Upon EDI implementation, both parties agree to transact business via the following EDI transaction sets:

832  Price Catalog File (receive only)
846  Inventory Inquiry Advice (receive only)
850  Purchase Order (active upon implementation of purchasing system)
855 Purchase Order Acceptance (active upon implementation of purchasing system) 856 Shipping Advice (receive only)

E. The procedures governing EDI orders placed and accepted are set forth in Exhibit B.

5.   Pricing

A. All Product prices will be as shown in Ingram's on-line ordering system as of the date of order. This pricing is offered in expectation that PC Connection's total net sales during each one year term of this Agreement will meet or exceed ************* and, upon execution of this Agreement, Ingram will be designated the Primary

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Source ("Primary Source") for PC Connection's distribution Products. As Primary Source, Ingram will be the first contact and, subject to Product availability, source for all of PC Connection's distribution needs. Ingram and PC Connection will jointly review the volume commitment level at the end of the first year.

B. Ingram's price for PC Connection's Product purchases, will be Ingram's replacement cost on the date of purchase, divided by the factor applicable to the Product type. The Product type and factors will be as follows:


                      PRODUCT TYPE                 FACTOR
                       Software                     ****
                       Hardware                     ****
                       Accessory Product            ****
                       Technical Product            ****


C. Ingram's price for specialty Product purchases, including but not limited to memory, license, books, some technical education and exclusives may not be included in the above pricing.

D. In addition to the pricing above, Ingram will provide PC Connection with vendor level pricing on each of the Product lines listed in Exhibit A. All other vendor lines for which PC Connection is authorized will be subject to the pricing referred to in Section 5.B and C of this Agreement. As manufacturer costs change, Ingram cost may be adjusted to reflect such change.

E. PC Connection may seek pricing from sources other than Ingram in unique or large bidding situations provided: (a) PC Connection gives Ingram the opportunity to bid the final pricing obtained through such solicitation; and (b) the business opportunity will be granted Ingram if Ingram meets such pricing requirements.

F. Ingram will notify PC Connection in writing of any increase to Product prices which effect PC Connection's vendor level pricing shown Exhibit A. Increases to vendor level pricing may occur due to changes in the amount of Product discount a vendor provides Ingram.

G. In the event Ingram is notified by a manufacturer of a permanent price reduction on the manufacturer's Product, and PC Connection has a quantity of that Product on-hand and purchased from Ingram as of that date, Ingram will provide pass-through price protection upon request by PC Connection if the manufacturer so

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


agrees. Ingram and PC Connection will jointly review PC Connection's top Products in inventory each quarter, and in such cases where Ingram Does not have an established price protection relationship with said Product manufacturers, Ingram and PC Connection will work to develop such a relationship. Except for the manufacturers listed in Exhibit D, Ingram will honor pass-through price protection requests whenever possible.

H. To enable Ingram to meet its price protection obligations, PC Connection will follow the procedures for requesting price protection as shown in Exhibit E and will deliver accurate and current on-hand inventory reports to Ingram within ******* business days after Ingram notifies PC Connection of a permanent price decrease. Upon receipt of PC Connection's request and confirmation of the eligibility of the Products listed, Ingram will credit PC Connection's account within ***** business days. Unless notified by Ingram within ******* days after Ingram receives the request for price protection, PC Connection will assume that price protection is granted and a credit memo will be issued by Ingram.

6.   Shipping

A. PC Connection will pay the ground freight charges on any Product orders shipped from Ingram's Chicago, Harrisburg and Memphis distribution centers.

B. If Products requested by PC Connection are unavailable in the local Ingram warehouse at the time of order but available in another Ingram warehouse, then Ingram will ship any lightweight Products (defined as single-box items which are less than twenty-five (25) pounds)from Ingram's other warehouse to PC Connection via second-day air freight carrier of Ingram's choice and at Ingram's expense. Those Products designated as heavyweight Products (defined as single-box items which meet or exceed twenty-five (25) pounds) shipped from any other Ingram warehouse to PC Connection will be shipped through a ground freight carrier of Ingram's choice with the freight charges paid by Ingram.

C. If PC Connection requests Product shipment by expedited carrier from any Ingram warehouse for reasons other than listed in Section 6.B, the expedited freight charges will be paid by PC Connection.

D. The freight and shipping terms offered to PC Connection in Section 6.B will be reviewed by both parties ninety (90) days after the signing of this Agreement. Should either party find the freight terms unsatisfactory, Ingram and PC Connection will work together to determine a mutually acceptable alternative.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


E. Ingram will ship all of PC Connection's Product orders F.O.B. origin whether shipping directly to the address provided by PC Connection or to a PC Connection warehouse. However, Ingram shall bear the risk of loss for all shipments until the Product(s) reach the address listed on PC Connection's purchase order.

7.   Payment Terms

At the time of manual or electronic order, PC Connection must designate an account number which corresponds to one of the two methods of payment offered by Ingram to PC Connection, as shown below. PC Connection understands that its choice of account number for an order will determine the payment method and credit line availability for that order.

A.   Net *** Program: Ingram will provide PC Connection with a credit line of

******** for Product purchases, which is subject to change according to the results of a periodic review. Ingram will conduct a periodic review of the adequacy of PC Connection's credit lines to ensure satisfaction to both parties. All invoices will be due and payable **********days from the invoice date.

B. Early Pay Program: In addition to Section 7.A, Ingram will provide PC Connection with a credit line of ******* million for Product purchases, which is subject to change according to the results of a review one (1) year after the signing of this Agreement. PC Connection will receive a ********* Early Pay Discount on all Product invoices based on the following: invoices accumulated over ****** consecutive business days must be paid to Ingram so the average term of payment on all such invoices is no more than ******* business days. Ingram agrees to invoice PC Connection promptly to permit PC Connection to avail itself of the Early Pay discount.

C. PC Connection's average monthly Days Sales Outstanding ("DSO") on their Net *** account must be equal to or less than ******* days and will be calculated as shown in Exhibit F.

D. When calculating PC Connection's monthly DSO, Ingram may reduce PC Connection's accounts receivables balance by a total of ******** to compensate for misshipments which may have occurred during that month. Misshipments will be defined as veritably lost or short shipments, order entry errors, or wrong Product shipped. PC Connection agrees to report each incident of misshipment to Ingram's Customer Service Department within ****** business days of: (i) receipt of the misshipment, or, (ii) the estimated time of shipment arrival ("Shipment ETA") requested by PC Connection and provided by Ingram at the time of order.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


E. PC Connection will verify Product received against invoices within ***** business days from invoice date. Any discrepancies found will be deducted from the invoice (DFI) and a debit memo created. PC Connection will not DFI until ********* **** days after Product leaves their dock for return to Ingram. Such DFI's will be limited to short shipments, price variances, defectives and other authorized returns. All debit memos submitted to Ingram must contain information, including but not limited to quantity variance, SKU number, quantity ordered, invoice number, Product price quoted and Product price invoiced.

8.   Returns

A. Subject to Ingram's approval prior to returning Products, PC Connection may return any Products purchased from Ingram within *********** days after invoice date for credit at the actual purchase price less any price protection, provided that the total purchase price of all such stock balance returns does not exceed **************** of all purchases during the preceding fiscal quarter (excludes memory, mass storage Products and certain manufacturers specified in Exhibits C and D). Stock balance returns which exceed ************ may be subject to a **************** excess handling fee. All Products returned must be undamaged, in the manufacturer's original packaging, in resalable condition and unused. Ingram reserves the right to not accept Products if the manufacturer has placed restrictions upon the return of Products as stated in Exhibits C and D. Ingram also reserves the right to not accept Products which are no longer in production or which are produced or published by a manufacturer which is insolvent or which has declared bankruptcy. PC Connection will pay the freight charges and bear all risk of loss when returning Products to Ingram.

B. Within *********** days after the date of purchase from Ingram, PC Connection may return, for its choice of either replacement or credit, those Products found to be defective, provided PC Connection obtains Ingram's RMA approval via telephone or fax prior to return. Ingram reserves the right to require PC Connection to return defective Products directly to the Products' manufacturer for replacement according to the manufacturer's defective Products return policy as stated in Exhibit C. Ingram will use its best efforts to respond to PC Connection's direct RMA requests within ************ business day dependent upon manufacturer's ability to respond in a timely manner.

C. In the event Ingram ships Product defined as misshipment in Section 7.D to PC Connection, PC Connection will return the Product to Ingram via ground freight F.O.B. destination and Ingram will credit PC Connection's account for the freight costs upon receipt and verification of the returned Products. PC Connection agrees to

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

adhere to the returns request procedure outlined in Ingram's Catalog and Section 8 of this Agreement and will make requests for return freight credit within ****** days of invoice.

D. The stock balance terms offered to PC Connection will be reviewed by both parties after ninety (90) days of the signing of this Agreement. Should either party find this returns process unsatisfactory, Ingram and PC Connection will work together to determine a mutually acceptable alternative.

E. Ingram and PC Connection will work together to monitor PC Connection's returns rate and will make adjustments as needed to the satisfaction of both parties. Ingram will provide PC Connection with a monthly report of PC Connection's returns rate performance.

9.   Marketing

A. Ingram will provide PC Connection one (1) Marketing Opportunity Forum during the term of this Agreement. PC Connection will have the ability to present, upon Ingram's approval and at Ingram's facility, marketing opportunities to vendors they wish to pursue.

B. Ingram will provide marketing services and pass-through co-op marketing development funds ("MDF") on a case-by-case basis dependent upon each vendors' offering. In addition, Ingram will work with PC Connection and its direct vendors to provide MDF for Products purchased as a second source through distribution.

C. For purposes of Product evaluation and upon request, Ingram will use its best efforts to provide PC Connection free copies of Not For Resale ("NFIU") software and hardware subject to availability and restrictions by the manufacturer for such purpose. Whenever possible, Ingram will meet the quantities of NFR Product requested by PC Connection. This offer will only apply to those NFR Products which Ingram receives free and without charge from the manufacturer. PC Connection will pay for any freight costs incurred for the shipment of NFR Products from Ingram.

D. Ingram will provide PC Connection with a dedicated marketing manager to lend marketing support, assist PC Connection with customized marketing opportunities, and provide notification to PC Connection of marketing and co-op funds made available by Ingram's vendors.

E. Ingram will provide PC Connection with advance notice of emerging technologies and new Product launches whenever possible and will assist PC Connection with new Product forecasting on an as-needed basis.

10.  Technical Services And Support

Ingram will provide, to authorized PC Connection personnel only, free technical support via its telephone support lines for the Products listed in Ingram's Catalog. Under no circumstance will Ingram be obligated to provide any technical support to PC Connection's customers.

11.  Reporting

A. PC Connection agrees to provide Ingram with accurate and timely Product inventor forecasts on a weekly basis to enable both parties to maximize their collective operational and forecasting efficiencies. This reporting will be used when PC Connection requests that Ingram add a vendor line as outlined in Section 3.D and for the Scheduled Ship Program as described in Section 3.F.

B. In addition to the EDI reporting provided in Section 4.D, Ingram will work with PC Connection to furnish the customized electronic or printed reports as listed below:

Daily:         Backorder Report/File
               Price Change File

Weekly:        New Products Summary
               Promo Pak

Monthly:       Top 50 Vendors Report
               Sales By Vendor By SKU - MTD & YTD
               Marketing Development Funds Usage Report

C. Ingram and PC Connection will maintain an electronic Parts Cross-Reference File to be transmitted once a week from PC Connection to Ingram for the purpose of ensuring data integrity with Product ordering, P.O. placement and order-related processes between both parties.

D. Ingram will maintain a daily electronic bulletin board Price Change File to ensure pricing data accuracy between Ingram and PC Connection. Ingram may periodically update the file format to maintain transmission and quality standards.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

12.  TERM AND TERMINATION

This Agreement will commence on the date of the last signature set forth below and will continue for two (2) years. Either party may terminate this Agreement without cause by giving ********** days advance written notice to the other party. Ingram may terminate this Agreement immediately for cause upon written notice, which notice will include a ten (10) day opportunity to cure.

13.  CONFIDENTIALITY

This Agreement is and contains confidential information, and as such will not be disclosed to any third party without the express written consent of both parties. The parties agree to disclose the terms and conditions of this Agreement only to their respective personnel with a need to know.

14.  NOTICES

All notices and other communications relating to this Agreement or its terms will be in writing and mailed via first class United States Postal Service, certified or registered with return receipt requested or via facsimile. All notices so mailed will be deemed received two (2) days after postmark date and facsimiles will be deemed received upon notification of successful transmission.

15.  ENTIRE AGREEMENT

This Agreement (including any Exhibits and Addenda) constitutes the entire Agreement between the parties regarding the resale of Product, and will cancel, terminate, and supersede any and all previous agreements, proposals, representations, or statements, whether oral or written. The terms of this Agreement will supersede the terms of any invoice or purchase order issued by either party. Any modifications of this Agreement must be in writing and signed by an authorized representative of each party.

16.  GOVERNING LAW

This Agreement will be deemed made in the State of California and will be governed by and construed in accordance with California laws, excluding its conflicts or choice of law rule or principles which might refer to the law of another jurisdiction.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

17.  Headings

This Agreement may be executed in any number of original counterparts, each of which when executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same instrument. Headings in this Agreement are included for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

18.  Indemnity

Ingram shall indemnify and hold PC Connection harmless from and against any actions, claims, and damages resulting from product liability, breach of warranty, or infringement of an intellectual property right, but only to the extent that Ingram has been granted rights of indemnity from the manufacturer or publisher whose product is the subject of the underlying action, the intent of this provision being to pass through any liability to the manufacturer or publisher.

This Agreement will be effective as of October 30, 1997.

"PC Connection"                               "Ingram"


By:  /s/Robert F. Wilkins                     By: /s/ Debbie Tibey
(Officer of the Company)                      (Officer of the Company)

Name:  Robert F. Wilkins                      Name: Debbie Tibey
(Please print or type)                        (Please print or type)


Title:  Vice President, Product Mgmt.         Title: Vice President of NMA

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   EXHIBIT A

                             VENDOR LEVEL PRICING

VENDOR           VENDOR                                   INGRAM COST
NUMBER           NAME                                   COST DIVIDED BY

  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****
  ****           ****************************                 *****

NOTE:
All prices are subject to change without notice. As manufacturer costs change, Ingram's price to PC Connection may be adjusted to reflect such change.

                                   EXHIBIT B

                          ELECTRONIC DATA INTERCHANGE

A.   Documents/Standards

     1. Each party may electronically transmit to or receive from the other party any of the transaction sets listed in the Appendix 1 attached hereto and incorporated by reference and transaction sets which the parties by written agreement add to Appendix 1 (collectively "Documents"). Any transmission of data which is not a Document shall have no force or effect between the parties. All Documents shall be transmitted in accordance with the standards set forth in Appendix 1.

     2.    Third Party Service Providers

           a. Documents will be transmitted electronically to each party either, as specified in Appendix 1 directly or through any third party service provider ("Provider") with which either party may contract. Either party may modify its election to use, not use or change a Provider upon 30 days prior written notice.

           b. Each party shall be responsible for the cost of any Provider with which it contracts, unless otherwise set forth in the Appendix 1.

           c. Each party shall be liable for the acts or omissions of its Provider while transmitting, receiving, storing, or handling Documents, or performing related activities for such party; provided, that if both the parties use the same Provider to effect the transmission and receipt of a Document, the originating party shall be liable for the acts or omissions of such Provider as to such Document.

     3.    System Operations

           Each party, at its own expense, shall provide and maintain the equipment, software, services and testing necessary to effectively and reliably transmit and receive Documents.

     4.    Security Procedures

           Each party shall properly use those security procedures, including those specified in Appendix 1, if any which are reasonably sufficient to ensure that all transmissions of Documents are authorized and to protect its business records and data from improper access.

     5.    Signatures

           Each party shall adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such party ("Signatures"). Each party agrees that any Signature of such party affixed to or contained in any transmitted document shall be sufficient to verify such party originated such Document. Such electronic signature can consist of our DUNS number or any other mutually agreed upon ID. Neither party shall disclose to any unauthorized person the Signatures of the other party.

B.   Transmissions

     1.    Proper Receipt

           Documents shall not be deemed to have been properly received, and no Document shall give rise to any obligation, until accessible to the receiving party at such party's Receipt Computer designated in Appendix 1.

     2.    Verification

           Upon proper receipt of any Document, the receiving party shall promptly and properly transmit a functional acknowledgment in return, unless otherwise specified in Appendix 1. A functional acknowledgment shall constitute conclusive evidence a Document has been properly received.

     3.    Acceptance

           If acceptance of a Document is required by Appendix 1, any such Document which has been properly received shall not give rise to any obligation unless and until the party initially transmitting such Document has properly received in return an Acceptance Document (as specified in Appendix 1).

     4.    Garbled Transmissions

           If any transmitted Document is received in an unintelligible or garbled form, the receiving party shall promptly notify the originating party (if identifiable from the received Document) via telephone. In the absence of such a notice, the originating party's records of the contents of such Document shall control.

C.   Transaction Terms

     1. Transactions (and any related communication) governed by this Agreement also shall be subject to the terms and conditions included on each party's standard printed applicable forms attached to or identified in Appendix 1 as the same may be amended from time to time by either party upon written notice to the other. The parties acknowledge that the terms and conditions set forth on such forms may be inconsistent, or in conflict, but agree that any conflict or dispute that arises between the parties in connection with any such Transaction will be resolved as if such Transaction had been effected through the use of such forms. The terms of this Agreement however shall prevail in the event of any conflict with any other terms and conditions applicable to any Transaction.

     2.    Validity/Enforceability

           a. This Agreement has been executed by the parties to evidence their mutual intent to create binding purchase and sale obligations pursuant to the electronic transmission and receipt of Documents specifying certain of the applicable terms.

           b. Any Document properly transmitted pursuant to this Agreement shall be considered, in connection with any Transaction, any other written agreement described in Appendix 1, or this Agreement, to be a "writing" or m writing"; and any such Document when containing, or to which there is affixed, a Signature ("Signed Documents") shall be deemed for all purposes
                 (a) to have been "signed" and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

           c. The conduct of the parties pursuant to this Agreement, including the use of Signed Documents properly transmitted pursuant to this Agreement, shall, for all legal purposes, evidence a course of dealing and a course of performance accepted by the parties in furtherance of this Agreement, any Transaction and any other written agreement described in Appendix 1.

           d. Without waiving other defenses either party may have, the parties agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to requirements for certain agreements to be in writing or signed by the party to be bound thereby in order to be valid or enforceable. Signed Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither party shall contest the admissibility of copies of Signed Documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the Signed Documents were not originated or maintained in documentary form.

                                  APPENDIX 1

STANDARDS

ANSI ASX X.12 (American National Standards Institute, Accredited Standards Committee X.12)

Selected Standards include, as applicable, all data dictionaries, segment dictionaries and transmission controls referenced in those standards but include only the Transaction Sets listed in the DOCUMENTS Section of this Appendix
                                        ---------
below.


DOCUMENTS
---------

                                                               ACCEPTANCE DOCUMENT

                                 Verification  Acceptance               Document Name
Transaction   Document Name or    Required     Required    Transaction        or
   Set #        Description         (Y/N)        (Y/N)       Set #       Description
   850       Purchase Order          Yes          Yes          855      P/O Acceptance
   997       Functional               No           No          N/A           N/A
             Acknowledgement
   855       Purchase Order          Yes           No          N/A           N/A
             Acceptance
   856       Shipping Advice         Yes           No          N/A           N/A
   810       Invoice                 Yes           No          N/A           N/A
   820       Payment                 Yes           No          N/A           N/A
   832       Price/Sales             Yes           No          N/A           N/A
             Catalog
   852       Product Activity        Yes           No          N/A           N/A
             Data

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                   EXHIBIT C

MANUFACTURERS' POLICIES AND WARRANTIES

Certain manufacturers require prior approval for defective returns and may also have policy stipulations that the customer must follow prior to returning defective product. Some manufacturers may also require that the customer obtain a vendor's Return Merchandise Authorization from them prior to returning he defective product. The manufacturers and their policies are listed below for your convenience.

                            REFER DIRECT TO VENDORS

*****      ******************   **     *******
*****      ******************   **     *******                        *******
                                                                      ****
*****      ******************   **     *******                        ******
                                                                      ******
                                                                      ******
                                                                      ******
*****      ******************   **     *******                        ******
                                                                      ****
*****      ******************   **     *******                        ******
                                                                      ****
*****      ******************   **     *******                        ******
                                                                      ****
*****      ******************   **     *******
           ******
*****      ******************   **     *******
           ******
*****      ******************   **     *******                        ******
                                                                      ****
*****      ******************   **     *******                        ******
           *********                                                  ****
*****      ******************   **     *******                        ******
           ********                                                   ****
*****      ******************   **     *******
*****      ******************   **     *******                        ******
                                                                      ****
*****      ******************   **     *******
*****      ******************   **     *******                        ******


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                             EXHIBIT C, Continued

                            REFER DIRECT TO VENDORS

*****      ******************   **     *******                   ******
******                                                           ******
*****                                                            ******
*****      ******************   **     *******                   *******
                                       *******                   ****
*****      ******************   **     *******
*****      ******************   **     *******
*****      ******************   **     *******                   ******
           **************                                        ****
*****      ******************   **     *******
*****      ******************   **     *******                   ******
                                                                 ******
*****      ******************   **     *******                   ******
******                                                           ******
*****      ******************   **     *******
*****
*****      ******************   **     *******
*****      ******************   **     *******                   ******
                                                                 ****
*****      ******************   **     *******                   ******
           *********                                             ****
*****      ******************   **     *******
*****
*****      ******************   **     ******
*****      ******************   **     ******

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                             OTHER VENDOR POLICIES

*****      ******************   **     *******
*****      ******************   **     *******                      *******
                                                                    ****
*****      ******************   **     *******                      ******
                                                                    ******
                                                                    ******
                                                                    ******
*****      ******************   **     *******                      ******
                                                                    ****
*****      ******************   **     *******                      ******
                                                                    ****
*****      ******************   **     *******                      ******
                                                                    ****
*****      ******************   **     *******
           ******
*****      ******************   **     *******
           ******
*****      ******************   **     *******                      ******
                                                                    ****
*****      ******************   **     *******                      ******
           *********                                                ****
*****      ******************   **     *******                      ******
           ********                                                 ****
*****      ******************   **     *******
*****      ******************   **     *******                      ******
                                                                    ****
*****      ******************   **     *******
*****      ******************   **     *******                      ******

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                             OTHER VENDOR POLICIES

*****      ******************    **    *******
*****      ******************    **    *******                       *******
                                                                     ****
*****      ******************   **     *******                       ******
                                                                     ******
                                                                     ******
                                                                     ******
*****      ******************   **     *******                       ******
                                                                     ****
*****      ******************   **     *******                       ******
                                                                     ****
*****      ******************   **     *******                       ******
                                                                     ****
*****      ******************   **     *******
           ******
*****      ******************   **     *******
           ******
*****      ******************   **     *******                       ******
                                                                     ****
*****      ******************   **     *******                       ******
           *********                                                 ****
*****      ******************   **     *******                       ******
           ********                                                  ****
*****      ******************   **     *******
*****      ******************   **     *******                       ******
                                                                     ****
*****      ******************   **     *******
*****      ******************   **     *******                       ******

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                              EXHIBIT C, Continued

                             OTHER VENDOR POLICIES



MASS STORAGE PRODUCTS                  SAGGED
*********************                  ********************************
*****************                      ********************************
                                       ********************************
                                       ***************************
MEMORY PRODUCT
***********************
***********************      ******    SOFTWARE LICENSES
                                       *******************************
CONFIGURATION PRODUCTS                 *******************************
*******************                    *******************************
*******************
*******************                    OEM DIVISION
                                       *******************************
MICROSOFT                              *******************************
*******************************
*************************


Vendor information is subject to change without notice.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  EXHIBIT C-1

                           MANUFACTURER REFER DIRECT
                            POLICIES AND WARRANTIES

*****************************************************************************
***************************************************************************
*********:

Vendor                   Vendor     Phone
Number(s)                Name       Number          Additional Notes
************             *********  ********        *******************
************             *********  ********
************             *********  ********        *******************
************             *********  ********
************             *********  ********        *******************
                                                    *****
************             *********  ********        *******************
************             *********  ********        *******************
                                                    *******************
                                                    *****
************             *********  ********
************             *********  ********        *******************
                                                    *******************
                                                    *******************
                                                    *****
************             *********  ********
************             *********  ********        *******************
************             *********  ********        *******************

Notes:
This list is subject to change without notice.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                   EXHIBIT D

*****************************************************************************
*********************

********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********                            *******
********
********
********
********
********
********
********
********
********
********
********
********
********
********
********
********
********

Notes:  This list is subject to change without notice.

                                   EXHIBIT E

                     INGRAM MICRO PRICE PROTECTION REQUEST
                          INVENTORY CERTIFICATION FORM

Return this form to Ingram Micro Customer Service, 1600 E. St. Andrew Place, Santa Ana, CA 92799-5125 or fax documentation to (714) 566-7720 for Branches 10 and 50 or (716) 635-6446 for Branches 20, 30, 40, 60, and 70.

-----------------------------          -----------------------------------
Dealer Name                            Customer Number

-----------------------------          -----------------------------------
Address                                Store Number

-----------------------------          -----------------------------------
City, State and Zip Code               Contact Name

-----------------------------          -----------------------------------
Telephone Number                       Fax Number

--------------------------------------------------------------------------------
VENDOR NAME:
--------------------------------------------------------------------------------
                    Ingram Micro         Product            Credit Amount
Quantity            Part Number          Description        (Ingram Micro Use)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(Please attach additional Ingram Micro Part Number). One vender per form please.

DEALER CERTIFICATION

I certify that the above inventory was on-hand and/or in transit as of the close of business on the date below. I will retain records for six (6) months to substantiate these inventory levels and will allow the manufacturer access to my premises to inspect current physical inventory and records at the manufacturer's discretion.

-----------------------------          -----------------------------------
Authorized Signature (Required)                       Title

-----------------------------          -----------------------------------
Print Name                                            Date

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Note: This certification must be completed and submitted to Ingram Micro Customer Service within *************** business days of manufacturer's price decrease.

--------------------------------------------------------------------------------
Ingram Micro Use Only:


--------------------------------------      ------------------------------------
Customer Service Representative's Name                 Approvals

--------------------------------------      ------------------------------------
Reference Number                                         Amount

--------------------------------------      ------------------------------------
Date

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   EXHIBIT F

                                 PC CONNECTION
                       DAYS SALES OUT ("DSO") CALCULATION


Ingram will calculate PC Connection's DSO, as follows:


PC Connection's ********************************************
*************************** (equals the ************ balance)
*********************** (equals the******************************* sales)
*********************** number of days in the prior month (equals the number of days remaining)
****** the number of days in the current month
Equals the DSO expressed in days.


Example:
***** bal    **** Sales
********* -   *********
-----------------------                        # days in         days         days in
    ******** Sales          Remaining ****     prior month     remaining     curr. month       DSO
      *********       =         ****         **     28.      =   3.44     **      28.      =  ******


PC Connection's DSO accounts receivable number may be adjusted as compensation for verifiable misshipments, as set forth in Section 5.D of this Agreement.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


INGRAM
MICRO


AMENDMENT #1                                                August 29, 1997
Resale Agreement                                               Confidential



INGRAM MICRO INC. ("Ingram") and PC CONNECTION ("PC Connection") hereby agree to amend their mutual Resale Agreement, including any subsequent Amendments, as follows:

1.   Add the following to Section 8:

8.F. During the term of this Agreement, PC Connection may request a Product return for buyback at PC Connection's invoice price in an amount not to exceed $******** after fees have been applied. All Product must be returned in resalable condition and will be subject to Ingram's review and approval as well as the terms and conditions of Ingram's Buyback Agreement when signed. PC Connection may split this buyback into various increments so long as the total Product is returned prior to the expiration of this Agreement.



Agreed to as of this 30 day of October 1997

"PC Connection"                               "Ingram"


By:  /s/Robert F. Wilkins                     By:  /s/ Debbie Tibey
(Officer of the Company)                      (Officer of the Company)

Name: Robert F. Wilkins                       Name:  Debbie Tibey
(Please print or type)                        (Please print or type)


Title: Vice President, Product Mgmt.          Title: Vice President of NMA